                      SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C. 20549

                                  FORM 8-K/A

                                CURRENT REPORT

                      Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934


Date of Report (Date of Earliest Event Reported):      September 18, 1997


   NEW ENGLAND LIFE PENSION PROPERTIES II; A REAL ESTATE LIMITED PARTNERSHIP
            (Exact Name of Registrant as Specified in its Charter)


                                 Massachusetts
                (State or Other Jurisdiction of Incorporation)


     0-13323                             04-2803902
(Commission File Number)      (IRS Employer Identification No.)


 225 Franklin Street, 25th Floor
          Boston, MA                              02110
(Address of principal executive offices)      (Zip Code)

                                (617) 261-9000
              Registrant's Telephone Number, Including Area Code


                                Not Applicable
         (Former Name or Former Address, if Changed Since Last Report)

This Current Report on Form 8-K/A amends the Current Report on Form 8-K filed by the Registrant with the Securities and Exchange Commission on October 2, 1997.

Item 2.  Acquisition or Disposition of Assets.
----------------------------------------------

     New England Life Pension Properties II; A Real Estate Limited Partnership (the "Partnership"), owned a 75% interest in a shopping center located at 1975 Diamond Boulevard, Concord, California known as the Willows Shopping Center (the "Property"). The remaining 25% was owned by New England Life Pension Properties; A Real Estate Limited Partnership, an affiliate of the Partnership (collectively the "Partnerships"). On September 18, 1997, the Partnerships sold their collective interest in the Property to an unrelated third party for total gross proceeds of $28,575,000. The terms of the sale were determined by arms-length negotiation between the buyer and AEW Real Estate Advisors, Inc., on behalf of the Partnerships. The Partnership received net proceeds of $21,037,891 and recognized a gain of $3,332,401.

Item 7.  Financial Statements and Exhibits.
-------------------------------------------

     a.)  Financial statements of businesses acquired.

          Not Applicable.

     b.)  Pro Forma Financial Information.

     In connection with the disposition of the asset discussed in Item 2 above, pro forma financial statements are presented below. The pro forma balance sheet is presented for the period ended June 30, 1997 (Exhibit A). The pro forma income statements are presented for the fiscal year ended December 31, 1996 (Exhibit B) and the period ended June 30, 1997 (Exhibit C).

                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this amendment to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  November 26, 1997    NEW ENGLAND LIFE PENSION PROPERTIES II;
                            A REAL ESTATE LIMITED PARTNERSHIP
                            (Registrant)


                             By:  Copley Properties Company II, Inc.
                                  General Partner


                             By:  Wesley M. Gardiner, Jr.
                             --------------------------------
                             Name:  Wesley M. Gardiner, Jr.
                             Title: President

New England Life Pension Properties II;                                EXHIBIT A
A Real Estate Limited Partnership
Pro Forma Balance Sheet
June 30, 1997
Unaudited


                                                                                      Pro Forma               June 30, 1997
                                                           June 30, 1997              Adjustment                Pro Forma
                                                           -------------              ----------                ---------
ASSETS

Real estate investments:
       Ground leases and mortgage loans, net                 $12,894,558                        0               $12,894,558
       Property, net                                          16,451,267              (16,451,267)(a)                     0
       Deferred leasing costs and other assets, net              850,934                 (850,934)(a)                     0
                                                       ------------------        -------------------       -----------------
                                                              30,196,759              (17,302,201)               12,894,558

Cash and cash equivalents                                      3,942,917               19,757,540 (a)            23,700,457
Short-term investments                                         1,579,430                        0                 1,579,430
Interest and rent receivable                                      36,051                  (25,426)(a)                10,625
                                                       ------------------        -------------------      ------------------
                                                             $35,755,157               $2,429,913               $38,185,070
                                                       ==================        =================        ==================

LIABILITIES AND PARTNERS' CAPITAL

Accounts payable                                                $878,407                 (814,638)(a), (h)          $63,769
Accrued management fee                                            53,475                        0                    53,475
Deferred disposition fees                                        472,312                  642,938 (b)             1,115,250
                                                       ------------------        -----------------        ------------------

Total liabilities                                              1,404,194                 (171,700)                1,232,494
                                                       ------------------        -----------------        ------------------
Partners' capital:
      Limited partners ($766.04 per unit;
        110,000 units authorized, 39,917
        units issued and outstanding)                         34,275,052                2,575,597 (a)            36,850,649
      General partner                                             75,911                   26,016 (a)               101,927
                                                       ------------------        -----------------        ------------------

Total partners' capital                                       34,350,963                2,601,613                36,952,576
                                                       ------------------        -----------------        ------------------
                                                             $35,755,157               $2,429,913               $38,185,070
                                                       ==================        =================        ==================


New England Life Pension Properties II;                                EXHIBIT B
A Real Estate Limited Partnership
Pro Forma Income Statement
December 31, 1996
Unaudited

                                                                                        Pro Forma           December 31, 1996
                                                           December 31, 1996            Adjustment              Pro Forma
                                                           -----------------            ----------              ---------
Investment Activity

Property rentals                                                 $2,364,793               (2,364,793)(c)                  $0
Property operating expenses                                      (1,029,200)               1,029,200 (c)                   0
Depreciation and amortization                                      (706,119)                 702,947 (c)              (3,172)
                                                            ----------------        -----------------        ----------------
                                                                    629,474                 (632,646)                 (3,172)

Ground rentals and interest on mortgage loans                     2,552,474                        0               2,552,474
Credit from impaired mortgage loans                                  17,291                        0                  17,291
                                                            ----------------        -----------------        ----------------

     Total real estate operations                                 3,199,239                 (632,646)              2,566,593

Gain on sale of property                                                  0                2,812,921 (a), (i)      2,812,921
                                                            ----------------        -----------------        ----------------

     Total real estate activity                                   3,199,239                2,180,275               5,379,514

Interest on cash equivalents and short term investments             303,473                        0                 303,473
                                                            ----------------        -----------------        ----------------

     Total investment activity                                    3,502,712                2,180,275               5,682,987


Portfolio Expenses

Management fee                                                      248,355                   (6,207)(f)             242,148
General and administrative                                          145,682                   (9,920)(g)             135,762
                                                            ----------------        -----------------        ----------------
                                                                    394,037                  (16,127)                377,910
                                                            ----------------        -----------------        ----------------

Net income                                                       $3,108,675               $2,196,402              $5,305,077
                                                            ================        =================        ================

Net income per limited partnership unit                              $77.10                   $54.47 (d)             $131.57
                                                            ================        =================        ================

Number of limited partnership units
  outstanding during the period                                      39,917                   39,917                  39,917
                                                            ================        =================        ================

New England Life Pension Properties II;
A Real Estate Limited Partnership
Pro Forma Income Statement
June 30, 1997
Unaudited

                                                                                       EXHIBIT C

                                                                                       Pro Forma               June 30, 1997
                                                             June 30, 1997             Adjustment                Pro Forma
                                                            ---------------        -----------------        -------------------
Investment Activity
Property rentals                                                $1,544,865               (1,544,865)(e)                     $0
Property operating expenses                                       (415,235)                 415,235 (e)                      0
Depreciation and amortization                                     (379,693)                 378,107 (e)                 (1,586)
                                                            ---------------        -----------------        -------------------
                                                                   749,937                 (751,523)                    (1,586)

Ground rentals and interest on mortgage loans                    1,007,766                        0                  1,007,766
                                                            ---------------        -----------------        -------------------

     Total real estate operations                                1,757,703                 (751,523)                 1,006,180

Gain on sale of property                                                 0                2,812,921 (a),(i)          2,812,921
                                                            ---------------        -----------------        -------------------

     Total real estate activity                                  1,757,703                2,061,398                  3,819,101

Interest on cash equivalents and short term investments            131,934                        0                    131,934
                                                            ---------------        -----------------        -------------------

     Total investment activity                                   1,889,637                2,061,398                  3,951,035

Portfolio Expenses

Management fee                                                     109,702                  (19,599)(f)                 90,103
General and administrative                                          78,816                   (4,113)(g)                 74,703
                                                            ---------------        -----------------        -------------------
                                                                   188,518                  (23,712)                   164,806
                                                            ---------------        -----------------        -------------------

Net income                                                      $1,701,119               $2,085,110                 $3,786,229
                                                            ===============        =================        ===================

Net income per limited partnership unit                             $42.19                   $51.71 (d)                 $93.90
                                                            ===============        =================        ===================
Number of limited partnership units
  outstanding during the period                                     39,917                   39,917                     39,917
                                                            ===============        =================        ===================

Pro Forma Financial Statement Footnotes:

(a) Disposition of asset as discussed in Item 2 herein and allocation of the gain on such disposal to the Partners.

(b) Disposition fee incurred in connection with the disposition of the asset discussed in Item 2 herein.

(c) Removal of 1996 operating activity related to the disposed asset discussed in Item 2 herein.

(d) Calculation of net income per limited partnership unit after the removal of operating activity and addition of the gain related to the disposed asset discussed in Item 2 herein.

(e) Removal of 1997 year-to-date operating activity related to the disposed asset discussed in Item 2 herein.

(f) Removal of management fees based on distributions received during the pro forma period from the disposed asset discussed in Item 2 herein.

(g) Removal of appraisal and legal fees incurred during the pro forma period for the disposed asset discussed in Item 2 herein.

(h) Estimated legal fees still to be incurred by the Partnership related to the sale. Included in the calculation of the gain.

(i) Gain on sale of investment is calculated using the net book value of the asset at June 30, 1997, the most recent interim date for which a balance sheet was required at the time of the original 8-K filing.